Exhibit 10.7

                          TRADEMARK SECURITY AGREEMENT

            THIS TRADEMARK SECURITY AGREEMENT (as amended, amended and restated, or otherwise modified from time to time, the "Security Agreement") made as of this 27th day of April, 2004, by EASY GARDENER PRODUCTS, LTD., a Texas limited partnership ("Borrower") in favor of LASALLE BUSINESS CREDIT, LLC, as agent for the Lenders party to the Loan Agreement (defined below), with an office at 135 South LaSalle Street, Suite 425, Chicago, Illinois 60603 ("Agent"):

                               W I T N E S S E T H

            WHEREAS, Borrower, EYAS International, Inc., a Texas corporation, EG Product Management, L.L.C., a Texas limited liability company, EG, L.L.C., a Nevada limited liability company, Weatherly Consumer Products Group, Inc., a Delaware corporation, Weatherly Consumer Products, Inc., a Delaware corporation, NBU Group, LLC, a Texas limited liability company, Agent and Lenders are parties to a certain Loan and Security Agreement of even date herewith (as amended, amended and restated or otherwise modified from time to time, the "Loan Agreement") and other related loan documents of even date herewith (collectively, with the Loan Agreement, and as each may be amended or otherwise modified from time to time, the "Financing Agreements"), which Financing Agreements provide (i) for Lenders to, from time to time, extend credit to or for the account of Borrower, and (ii) for the grant by Borrower to Agent, for the benefit of Lenders, of a security interest in certain of Borrower's assets, including, without limitation, its trademarks and trademark applications;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

            1. Incorporation of Financing Agreements. The Financing Agreements and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

            2. Grant and Reaffirmation of Grant of Security Interests. To secure the complete and timely payment and satisfaction of the Liabilities, Borrower hereby grants to Agent, for the benefit of Agent and Lenders, and hereby reaffirms its prior grant pursuant to the Financing Agreements of, a continuing security interest in Borrower's entire right, title and interest in and to all of its now owned or existing and hereafter acquired or arising trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications (other than "intent to use" applications until a verified statement of use is filed with respect to such applications) in connection therewith, including, without limitation, the trademarks and applications listed on Schedule A attached hereto and made a part hereof and the trademarks, and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Trademarks"); all rights corresponding to any of the foregoing throughout the world and the goodwill of the Borrower's business connected with the use of and symbolized by the Trademarks.

            3. Warranties and Representations. Borrower warrants and represents to Agent and Lenders that:

            (i) no Trademark has been adjudged invalid or unenforceable by a court of competent jurisdiction nor has any such Trademark been cancelled, in whole or in part and each such Trademark is presently subsisting;

            (ii) Except as provided in the Loan Agreement, Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Trademark, free and clear of any liens, charges and encumbrances, including without limitation, shop rights and covenants by Borrower not to sue third persons;

            (iii) Borrower has no notice of any suits or actions commenced or threatened with reference to any Trademark; and

            (iv) Borrower has the unqualified right to execute and deliver this Security Agreement and perform its terms.

            4. Restrictions on Future Agreements. Borrower agrees that until Borrower's Liabilities shall have been satisfied in full and the Financing Agreements shall have been terminated, Borrower shall not, without the prior written consent of Agent, sell or assign its interest in any Trademark or enter into any other agreement with respect to any Trademark which would affect the validity or enforcement of the rights transferred to Agent under this Security Agreement.

            5. New Trademarks. Borrower represents and warrants that, based on a diligent investigation by Borrower, the Trademarks listed on Schedule A constitute all of the federally registered Trademarks, and federal applications for registration of Trademarks (other than "intent to use" applications until a verified statement of use is filed with respect to such applications) now owned by Borrower. If, before Borrower's Liabilities shall have been satisfied in full or before the Financing Agreements have been terminated, Borrower shall (i) become aware of any existing Trademarks of which Borrower has not previously informed Agent, or (ii) become entitled to the benefit of any Trademarks, which benefit is not in existence on the date hereof, the provisions of this Security Agreement above shall automatically apply thereto and Borrower shall give to Agent prompt written notice thereof. Borrower hereby authorizes Agent to modify this Security Agreement by amending Schedule A to include any such Trademarks.


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            6. Term. The term of this Security Agreement shall extend until the payment in full of Borrower's Liabilities and the termination of the Financing Agreements. Borrower agrees that upon the occurrence of an Event of Default, the use by Agent of all Trademarks shall be without any liability for royalties or other related charges from Agent to Borrower.

            7. Product Quality. Borrower agrees to maintain the quality of any and all products in connection with which the Trademarks are used, consistent with commercially reasonable business practices. Upon the occurrence of an Event of Default, Borrower agrees that Agent, or a conservator appointed by Agent, shall have the right to establish such additional product quality controls as Agent, or said conservator, in its reasonable judgment, may deem necessary to assure maintenance of the quality of products sold by Borrower under the Trademarks.

            8. Release of Security Agreement. This Security Agreement is made for collateral purposes only. Upon payment in full of Borrower's Liabilities and termination of the Financing Agreements, Agent shall take such actions as may be necessary or proper to terminate the security interests created hereby and pursuant to the Financing Agreements

            9. Expenses. All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Borrower. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' fees and legal expenses, incurred by Agent in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Trademarks or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks shall be borne by and paid by Borrower and until paid shall constitute Liabilities.

            10. Duties of Borrower. Borrower shall have the duty (i) to file and prosecute diligently any trademark applications pending as of the date hereof or hereafter until Borrower's Liabilities shall have been paid in full and the Financing Agreements have been terminated, (ii) to preserve and maintain all rights in the Trademarks, as commercially reasonable and (iii) to ensure that the Trademarks are and remain enforceable, as commercially reasonable. Any expenses incurred in connection with Borrower's Liabilities under this Section 10 shall be borne by Borrower.

            11. Agent's Right to Sue. After an Event of Default, Agent shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Trademarks and, if Agent shall commence any such suit, Borrower shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents required by Agent in aid of such enforcement and Borrower shall promptly, upon demand, reimburse and indemnify Agent for all costs and expenses incurred by Agent in the exercise of its rights under this Section 11.

            12. Waivers. No course of dealing among Borrower, Agent and Lenders, nor any failure to exercise, nor any delay in exercising, on the part of Agent, any right, power or


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

privilege hereunder or under the Financing Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            13. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

            14. Modification. This Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

            15. Cumulative Remedies; Power of Attorney; Effect on Financing Agreements. All of Agent's rights and remedies with respect to the Trademarks, whether established hereby or by the Financing Agreements, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Borrower hereby authorizes Agent upon the occurrence of an Event of Default, to make, constitute and appoint any officer or agent of Agent as Agent may select, in its sole discretion, as Borrower's true and lawful attorney-in-fact, with power to (i) endorse Borrower's name on all applications, documents, papers and instruments necessary or desirable for Agent in the use of the Trademarks or (ii) take any other actions with respect to the Trademarks as Agent deems to be in the best interest of Agent, or (iii) grant or issue any exclusive or non-exclusive license under the Trademarks to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone. Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney, being coupled with an interest, shall be irrevocable until Borrower's Liabilities shall have been paid in full and the Financing Agreements have been terminated. Borrower acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of Agent under the Financing Agreements but rather is intended to facilitate the exercise of such rights and remedies. Agent shall have, in addition to all other rights and remedies given it by the terms of this Security Agreement and the Financing Agreements, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in Illinois.

            16. Binding Effect; Benefits. This Security Agreement shall be binding upon Borrower and its respective successors and assigns, and shall inure to the benefit of Agent, its successors, nominees and assigns.

            17. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Illinois and applicable federal law.


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            18. Headings. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

            19. Further Assurances. Borrower agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Agent shall reasonably request from time to time in order to carry out the purpose of this Security Agreement and agreements set forth herein.

            20. Survival of Representations. All representations and warranties of Borrower contained in this Security Agreement shall survive the execution and delivery of this Security Agreement and shall be remade on the date of each borrowing under the Financing Agreements.


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

            IN WITNESS WHEREOF, Borrower has duly executed this Security Agreement as of the date first written above.

                                        EASY GARDENER PRODUCTS, LTD.


                                        By Richard M. Kurz
                                           -------------------------------------
                                        Title CFO
                                              ----------------------------------

Agreed and Accepted
As of the Date First Written Above

LASALLE BUSINESS CREDIT, LLC, as Agent


By William Staple
   -------------------------------------
Title First Vice President
      ----------------------------------


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                                   SCHEDULE A

                             TRADEMARK REGISTRATIONS

Trademark Description    U.S. Serial       Registration No.      Date Registered
---------------------    -----------       ----------------      ---------------

Tree Gard                75-028507         2010199               10/22/96
Fabricpegs               74-696434         1981079               6/18/96
Bio Block                74-539577         1938066               11/28/95
Stops Weeds For Years    74-539576         1921278               9/19/95
Polyspun 350             74-448123         1905636               7/18/95
Deer Block               74-329925         1802112               11/2/93
It Works. You Don't      74-243947         1768337               5/4/93
Ross                     74-215625         1741296               12/22/92
Fast Start               74-137942         1671754               1/14/92
Ross                     74-107615         1682545               4/14/92
Ross                     74-079932         1684947               5/5/92
Gro-Stakes               74-079964         1664643               11/19/91
Ross Root Feeder         74-079974         1675783               2/18/92
Fabricpegs               73-763890         1557426               9/19/89
Cloud Cover              73-367655         1252606               10/4/83
'Tomato Boomers'         73-076439         1084414               2/7/78
Jobe's                   72-452799          982195               4/16/74
Easy Gardener            75-507138         2294225               11/23/99
Tree Stakit              74-332849         1769537               5/4/93
Bird Block               74-329534         1804536               11/16/93
Gro Cover                73-655219         1475961               2/9/88
Gro-Bags                 73-631381         1447569               7/14/87
Weedblock                73-576723         1408576               9/9/86
Easy Gardener            73-576724         1445222               6/30/87

                             TRADEMARK APPLICATIONS

Trademark Application Description       U.S. Application No.        Date Applied
---------------------------------       --------------------        ------------

Jobe's                                  78-282218                   8/1/03
None (design only)                      78-328076                   11/14/03
None (design only)                      78-293101                   8/27/03
Gothic Border                           78-286471                   8/12/03